                                                                    Exhibit 25.5

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                                   ----------

                                                                   95-4655078
(Jurisdiction of incorporation or organization                  (I.R.S. employer
           if not a national bank)                           identification No.)

      1999 AVENUE OF THE STARS - FLOOR 26
               LOS ANGELES, CA                                      90067
   (Address of principal executive offices)                       (Zip Code)

                              Christopher C. Holly
                            Assistant General Counsel
                          227 West Monroe St., Floor 26
                             Chicago, IL 60606-5055
                               Tel: (313) 267-5063
            (Name, address and telephone number of agent for service)

                                   ----------

                           THE DETROIT EDISON COMPANY
               (Exact name of obligor as specified in its charter)

                MICHIGAN                                          38-0478650
     (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

           2000 SECOND AVENUE
            DETROIT, MICHIGAN                                       48226
(Address of principal executive offices)                          (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

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

ITEM 1. GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

Exhibit 1 Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

Exhibit 2   Certificate of Authority of the Trustee to Commence Business (see
            Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

Exhibit 3 Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

Exhibit 4 Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

Exhibit 5   Not Applicable.

Exhibit 6 The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

Exhibit 7 A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8   Not Applicable.

Exhibit 9   Not Applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 22nd day of August, 2006.


                                        J. P. Morgan Trust Company,
                                        National Association


                                        By: /s/ J. Michael Banas
                                            ------------------------------------
                                            J. Michael Banas
                                            Authorized Officer

                                                                       Exhibit 7

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                             STATEMENT OF CONDITION

                                  JUNE 30, 2006

                                              ($000)
                                             -------
ASSETS
   Cash and Due From Banks                    18,834
   Securities                                240,601
   Loans and Leases                          137,050
   Premises and Fixed Assets                   5,290
   Intangible Assets                         335,608
   Goodwill                                  202,094
   Other Assets                               45,317
                                             -------
      Total Assets                           984,794
                                             =======
LIABILITIES
   Deposits                                   80,959
   Other Liabilities                          47,388
                                             -------
      Total Liabilities                      128,347

EQUITY CAPITAL
   Common Stock                                  600
   Surplus                                   701,587
   Retained Earnings                         154,260
                                             -------
      Total Equity Capital                   856,447
                                             -------
      Total Liabilities and Equity Capital   984,794
                                             =======